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                                                                EXHIBIT 99.1

                           CITIZENS FIRST CORPORATION

                            OFFERING OF COMMON STOCK

                           MINIMUM INVESTMENT $_______


                         INSTRUCTIONS FOR SUBSCRIPTIONS


     In order to subscribe for shares of the common stock (the "Stock") of Citizens First Corporation (the "Corporation"), a prospective investor must complete and execute two Subscription Agreements in accordance with the instructions set forth herein. Both of such documents should then be returned to the Sales Agent, Winebrenner Capital Partners, LLC, 2300 Greene Way, Suite 200, Louisville, Kentucky 40220 Please be sure that your name appears in exactly the same way in each signature and in each place where it is inserted in the documents. A copy of each signed document will be returned to you if and when your subscription is accepted.

     NO PERSON IS AUTHORIZED TO RECEIVE THIS BOOKLET UNLESS SUCH PERSON HAS PREVIOUSLY RECEIVED, OR SIMULTANEOUSLY RECEIVES, A COPY OF A PROSPECTUS OF CITIZENS FIRST CORPORATION DATED ______________, 2003. Delivery of these subscription documents to anyone not receiving said Prospectus is unauthorized, and any reproduction or circulation of these subscription documents, in whole or in part, is prohibited.

     SHARES OF CITIZENS FIRST CORPORATION STOCK ARE EQUITY SECURITIES AND ARE NOT ACCOUNTS INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.


Subscription Agreement                      Read,  complete,  date and  sign two
                                            copies.   Each   co-subscriber  must
                                            complete  and  sign  two   signature
                                            pages.

Joint Ownership of Stock                    Joint  ownership  of  Stock  by  two
                                            or more  persons  shall be inscribed
                                            on the  certificate  as either Joint
                                            Tenants or  Tenants  in  Common,  as
                                            indicated by the  subscriber.  Names
                                            should be joined by "and", not "or".
                                            Omit  titles such as "Mrs." or "Dr."
                                            The  statement  "Joint  Tenancy with
                                            Right   of   Survivorship"   may  be
                                            specified  to  identify  two or more
                                            owners  where  ownership is intended
                                            to   pass   automatically   to   the
                                            surviving  tenant(s).  The statement
                                            "Tenants  in  Common"  may  also  be
                                            specified  to  identify  two or more
                                            owners.   When   Stock  is  held  by
                                            persons as  tenants in common,  upon
                                            the   death   of   one    co-tenant,
                                            ownership  of the Stock will be held
                                            by the  surviving  co-tenant (s) and
                                            by  the   heirs   of  the   deceased
                                            co-tenant.   Please   consult   your
                                            attorney for full details  regarding
                                            the   legal    effects    of   joint
                                            ownership.

Uniform Transfers to Minors                 Stock  may  be  held  in the name of
                                            the  custodian for a minor under the
                                            Uniform  Transfers  to  Minors  Act.
                                            There may only be one  custodian and
                                            one  minor  designated  on  a  stock
                                            certificate.       The      standard
                                            abbreviation of custodian is "CUST".
                                            The description "Uniform Transfer to
                                            Minors Act" is
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                                            abbreviated   "UTMA".  For  example,
                                            Stock  held  by  Mary  B.  Smith  as
                                            custodian  for John L.  Smith  under
                                            the  Kentucky  Uniform  Transfers to
                                            Minors Act will be abbreviated "MARY
                                            B. SMITH CUST. JOHN L. SMITH UTMA".
Subscribers Other than Natural
Persons                                     Corporations,  partnerships, trusts
                                            and  other   entities   must  attach
                                            appropriate  authorizing instruments
                                            (i.e., corporate resolution, bylaws,
                                            partnership   agreement   or   trust
                                            instrument).              Additional
                                            documentation  may be  required  for
                                            subscribers   who  are  not  natural
                                            persons.

Brokers and Nominees                        If an investor subscribes for Shares
                                            through a broker or nominee  and the
                                            broker or nominee  does not identify
                                            the  investor  in  the  Subscription
                                            Agreement,      the     Subscription
                                            Agreement may be rejected.

Payment Payment by check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order, in each case payable to the order of "CFC Escrow" in the amount of $_____ per subscribed share of the common stock of Citizens First Corporation must accompany your signed Subscription Agreement. The method of delivery of Subscription Agreements and payment of the offering price is at the subscriber's election and risk. If sent by mail, it is recommended that subscribers use registered mail, return receipt requested, and that a sufficient number of days is allowed to ensure delivery and clearance of payment prior to the termination date of the offering.



IF YOU HAVE ANY QUESTIONS CONCERNING THE COMPLETION OF THE SUBSCRIPTION DOCUMENTS, PLEASE CONTACT WINEBRENNER CAPITAL PARTNERS, LLC, 2300 GREENE WAY, SUITE 200, LOUISVILLE, KENTUCKY 40220, TELEPHONE (502) 671-0015 OR TOLL FREE
(877) 671-0015.

SUBSCRIPTIONS TO PURCHASE SHARES MUST BE RECEIVED NO LATER THAN 5:00 P.M., EASTERN TIME, ON _________, 2003, UNLESS THE OFFERING IS EXTENDED. CITIZENS FIRST CORPORATION RESERVES THE RIGHT TO TERMINATE THE OFFERING AT ANY TIME PRIOR TO __________, 2003, OR TO EXTEND THE TERMINATION DATE TO A DATE NOT LATER THAN _____________, 2003.

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                             SUBSCRIPTION AGREEMENT

Citizens First Corporation
c/o Bank One Trust Company
416 West Jefferson Street
Louisville, Kentucky  40202
Attention: Deborah Killebrew

Ladies and Gentlemen:

     The undersigned (the "Subscriber") hereby tenders this Subscription Agreement as an offer to purchase shares (the "Shares") of the no par value common stock of Citizens First Corporation, a Kentucky corporation (the "Corporation"). The Subscriber has enclosed a check made payable to "CFC Escrow" in payment of the aggregate purchase price of the Shares offered hereby to be purchased at the purchase price of $_____ per Share. The Subscriber acknowledges receipt of a copy of the Prospectus of Citizens First Corporation dated _____________, 2003 (the "Prospectus").

         1.  In  connection   with  this  offer  to  purchase,   the  Subscriber
understands and acknowledges that he, she or it is aware of the following:

               (a) No governmental agency, including without limitation, the Securities and Exchange Commission, has passed upon the Shares or made any finding or determination as to the wisdom of any investment in the Shares;

               (b) The purchase of the Shares is a long-term, speculative investment involving risk of loss by the Subscriber, including the risks summarized in the Prospectus under the caption "Risk Factors" and elsewhere, and he, she or it must bear such economic risk for an indefinite period of time. The Subscriber has been given no assurances by any person regarding the future success of this investment or any future dividends or other returns of the Corporation or the investment therein; and

               (c) The Subscriber understands that there is no present active public market for the Shares. Furthermore, the Subscriber recognizes and acknowledges that due to the absence of a public market for the Shares and due to a number of other factors: (i) the Subscriber must be prepared to hold the Shares and bear the economic risk of this investment for an indefinite period of time; (ii) the Subscriber may not be able to liquidate this investment in the event of an emergency;
         (iii) transferability of the Shares could be (and could well remain) extremely limited; and (iv) in the event of a disposition of the Shares, the Subscriber could sustain a loss.

         2. In connection with this offer to purchase, the Subscriber represents and warrants to the Corporation that:

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               (a)  the  Subscriber,  his,  her or its  advisers,  if  any,  and designated representatives, if any, have not been furnished any offering literature other than the Prospectus, and in making a determination with respect to the purchase of the Shares have relied only on the information contained in such Prospectus;

               (b) in making his, her or its decision to purchase the Shares herein subscribed for, the Subscriber has relied solely upon independent investigations made by him, her or it or his, her or its duly appointed and qualified representatives. The Subscriber is not relying on the Corporation or its officers and directors with respect to any matters related to his or its purchase of Shares, including, but not limited to, the tax and other economic considerations involved in this investment;

               (c) the Subscriber, if a corporation, partnership, trust or other legal entity, is authorized and otherwise fully qualified to purchase and hold Shares. Such entity has its principal place of business at the address set forth on the signature page hereof;

               (d) all of the information that the Subscriber has heretofore furnished or which is set forth herein is correct and complete as of the date of this Subscription Agreement (including, without limitation, the social security number or taxpayer identification number set forth below), and, if there should be any change in such information prior to the acceptance of the subscription offer made hereby, the Subscriber will immediately furnish revised or corrected information to the Corporation;

               (e) the Subscriber is not subject to back-up withholding; and

               (f) the Subscriber is ? is not ? a current shareholder of the Corporation. If a current shareholder of the Corporation, the number of shares of the Corporation's common stock currently held of record and beneficially by the Subscriber and the manner in which common stock is held is as follows:

         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         3. The Subscriber agrees that:

               (a) he, she or it is not entitled to cancel, terminate or revoke this subscription offer or any agreements hereunder;

               (b) he, she or it will not transfer or assign this subscription or any interest therein;

               (c) this subscription may be accepted or rejected, in whole or in part, by you, in your discretion, without giving any reason therefor;

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               (d) if (i) this  subscription  is accepted in whole or in part by you, and (ii) the other conditions precedent set forth above and in the Prospectus are met, the Subscriber shall become a shareholder of the Corporation, and the amount to be paid by the Subscriber for the Shares to be issued to him, her or it (along with any interest paid thereon while such sums are held in escrow) may be transferred to the capital of the Corporation as a contribution of the Subscriber;

               (e) you may, in your discretion, reject certain subscriptions, accept certain subscriptions (including that of the Subscriber) for a lesser number of Shares than the number noted herein or allocate Shares among subscribers, or a combination thereof;

               (f) the offering price will be deemed to have been received only upon (i) clearance of any uncertified check, or (ii) receipt of any certified check or bank draft drawn upon a U.S. bank or of any postal, telegraphic or express money order; failure to deliver the full offering price with this Subscription Agreement may cause this Subscription Agreement to be rejected;

               (g) if the amount sent with this Subscription Agreement is insufficient to purchase the number of Shares indicated as being subscribed for in this Subscription Agreement, or if the number of Shares to be purchased is not specified, the undersigned will be deemed to have subscribed to purchase Shares to the full extent of the payment tendered. If the amount sent with this Subscription Agreement exceeds the amount necessary to purchase the number of Shares indicated as being subscribed for in this Subscription Agreement, the undersigned will be deemed to have subscribed to purchase Shares to the full extent of the excess payment tendered;

               (h) All questions concerning the timeliness, validity, form and eligibility of this Subscription Agreement will be decided by you. You may, in your discretion, waive any defect or irregularity in any subscription, permit any defect or irregularity to be corrected or reject the purported subscription. This Subscription Agreement will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as you shall determine in your sole discretion. Neither you, nor your officers, directors or agents (including the Sales Agent) or any other person will be under any duty to give the undersigned notice of any defect or irregularity in the submission of this Subscription Agreement or incur any liability for failure to give such notice; and

               (i) Share certificates for all Shares purchased by the Subscriber will be issued in street name for the Subscriber's benefit unless the Subscriber otherwise instructs the Corporation in writing.

         4. The Subscriber acknowledges that this Subscription Agreement will not be valid, binding and enforceable until the subscription hereunder is accepted and approved by you. The Subscriber understands and agrees that you, in your discretion, reserve the right to accept or reject this or any other subscription for Shares in whole or in part at any time and for any or no reason as set forth in the Prospectus, notwithstanding prior receipt by the Subscriber of notice of acceptance. In the event that this subscription is rejected in whole or in part, you shall promptly cause the return of the applicable portion of the purchase price of the Shares to the Subscriber, without interest or income thereon, and this Subscription Agreement shall thereafter have no force or effect.

         5. The Subscriber's representations, warranties and covenants contained herein are true and correct on the date hereof and will be true and correct on the date the Subscriber is admitted as a shareholder of the Corporation.

         6. The Subscriber hereby agrees to furnish you such other information as you may request with respect to his, her or its subscription hereunder.

         7. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable, and that this Subscription Agreement and any agreements of the Subscriber hereunder shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person or entity and their respective heirs, executors, administrators, successors, legal representatives and assigns.

         8. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, without regard to its principles of conflicts of law or choice of law.

         9. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

                            INDIVIDUAL SIGNATURE PAGE

     In  Witness  Whereof,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that he/she has executed this Subscription Agreement this _____ day of ______________, 2003.


-------------------------------------
Please Print Name of Subscriber

-------------------------------------
Signature of Subscriber

-------------------------------------
Residential Street Address

-------------------------------------
City, State and Zip Code of Residence

-------------------------------------
Telephone Number

-------------------------------------
Social Security Number or Tax Identification Number, if applicable

U.S.
$___________________________________________________________________________
Total Amount of Subscription (in words and in dollars)




                                                             *  *  *  *  *

Do Not Write Below This Point

Subscription Accepted on ___________, 2003

Citizens First Corporation

By:______________________________
       Mary D. Cohron
       President

                     CORPORATE OR PARTNERSHIP SIGNATURE PAGE

     In Witness whereof, the undersigned represents that the foregoing statements are true and correct and that it has caused this Subscription Agreement to be duly executed on its behalf this _____ day of _________________, 2003.

-----------------------------------------
Name of Subscriber

By:______________________________________
    Signature of Authorized Person

-----------------------------------------
Print Name and Title of Authorized Person

-----------------------------------------
Business Street Address

-----------------------------------------
Mailing Address

-----------------------------------------
City, State and Zip Code

-----------------------------------------
Telephone Number

-----------------------------------------
Tax Identification Number, if applicable

U.S. $_________________________________________________________________________
Total Amount of Subscription (in words and in dollars)


                                             *  *  * *  *

Do Not Write Below This Point

Subscription Accepted on ________________, 2003

Citizens First Corporation

By:_____________________________________
      Mary D. Cohron
      President

                              TRUST SIGNATURE PAGE

     In Witness Whereof, the undersigned represent(s) that the foregoing statements are true and correct and that he or it has (or they have) executed this Subscription Agreement this _____ day of ______________, 2003.

For Individual Trustee(s):                          For Corporate Trustee:

By:_________________________________                _________________________________________
    Signature, as Trustee                           Name of Corporate Trustee


By:_________________________________                By:______________________________________
    Signature of Co-Trustee                            Signature of Authorized Officer
   (if requested by trust instrument)

-------------------------------------               -----------------------------------------
Print Name(s)                                       Print Name and Title of Authorized Person

-------------------------------------               -----------------------------------------
Residential Street Address                          Business Street Address

-------------------------------------               -----------------------------------------
City, State and Zip Code of Residence               City, State and Zip Code

-------------------------------------               -----------------------------------------
Telephone Number                                    Telephone Number

-------------------------------------               -----------------------------------------
Trust Tax Identification Number,                    Trust Tax Identification Number,
if applicable                                       if applicable


U.S. $_________________________________________________________________________
Total Amount of Subscription (in words and in dollars)
                                                     *  *  *  *  *

Do Not Write Below This Point

Subscription Accepted on _________________, 2003

Citizens First Corporation

By:_______________________________________
      Mary D. Cohron, President